Exhibit 99.1

September 24, 2020
FOR IMMEDIATE RELEASE

BlackBerry Reports Strong Fiscal 2021 Second Quarter Results, Beating Both Revenue And EPS Expectations
•Total company non-GAAP revenue of $266 million; total company GAAP revenue of $259 million, both reporting sequential and year-on-year growth.
•Non-GAAP earnings per basic and diluted share of $0.11; GAAP loss per basic and diluted share of $0.04.
•Net cash generated from operating activities of $31 million.

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today reported financial results for the three months ended August 31, 2020 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“We are pleased to report sequential and year-over-year revenue growth this quarter, exceeding expectations, despite the ongoing challenges from COVID-19,” said John Chen, Executive Chairman & CEO, BlackBerry. “Continued demand for our secure, ‘Work from Anywhere’, solutions remains a major driver for our BlackBerry Spark business, which performed well this quarter. Some signs of recovery in auto production point to sequential revenue growth and a return to a normal run rate for QNX by early next year. Continued QNX design wins and significant cybersecurity partnerships position the business strongly for the future. We are also seeing positive signs from our focus on the key components of our go-to-market strategy, including: strong channel partnerships, marketing, customer success and investing in new talent for our sales force.”

Second Quarter Fiscal 2021 Financial Highlights
•Total company non-GAAP revenue for the second quarter of fiscal 2021 was $266 million. Total company GAAP revenue for the second quarter of fiscal 2021 was $259 million.
•Recurring non-GAAP software product revenue continues to be approximately 90%.
•Non-GAAP gross margin was 78% and GAAP gross margin was 77%.
•Non-GAAP operating earnings were $63 million. GAAP operating loss was $22 million.
•Non-GAAP earnings per share was $0.11 (basic and diluted). GAAP net loss per share was $0.04 (basic and diluted).
•Total cash, cash equivalents, short-term and long-term investments were $977 million.
•Net cash generated from operating activities was $31 million.
•Following quarter end successfully redeemed existing $605 million of convertible debentures and issued $365 million of new convertible debentures – reducing level of debt by $240 million and saving $16 million of interest expense on an annualized basis.

Second Quarter Achievements
•BlackBerry QNX and Desay SV Automotive together developed the autonomous driving domain controller for Xpeng Motor’s new P7 high-performance electric vehicle.
•BlackBerry® QNX® technology to be used by StradVision, in ADAS and autonomous vehicle systems from South Korean automakers
•Customer wins for new BlackBerry Spark® Suites continue to build, including the US Air Force, the UK’s Ministry of Defence, the Royal Canadian Mint, Rolls Royce and Lloyds Bank.
•BlackBerry® UEM became the only unified endpoint management system approved to be included on DoDIN Approved Products List (APL).
•BlackBerry SecuSUITE® for Government received accreditation from Government of Canada.
•BlackBerry Secusmart technology now used by 17 governments around the globe.
•Strong progress in various parts of go-to-market strategy, including recently announced partnership with TELUS to resell BlackBerry® AtHoc®, the most secure critical event management solution, across Canada. Adds to previous announcements with Bell and Vodafone.
Outlook
BlackBerry will provide fiscal year 2021 outlook in connection with the quarterly earnings announcement on its earnings conference call. The earnings call transcript will be made available on our website and on SEDAR.

Use of Non-GAAP Financial Measures
The tables at the end of this press release include a reconciliation of the non-GAAP financial measures used by the company to comparable U.S. GAAP measures and an explanation of why the company uses them.

Conference Call and Webcast
A conference call and live webcast will be held today beginning at 8:00 a.m. ET, which can be accessed by dialing +1 (877) 682-6267 or by logging on at BlackBerry.com/Investors. A replay of the conference call will also be available at approximately 11 a.m. ET by dialing +1 (800) 585-8367 and entering Conference ID #1797999 and at the link above.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including more than 175M cars on the road today. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy solutions, and is a leader in the areas of endpoint security management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.

BlackBerry. Intelligent Security. Everywhere.
For more information, visit BlackBerry.com and follow @BlackBerry.

Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investor_relations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

###

This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its expectations as to certain fiscal 2021 non-GAAP financial results, its intentions to achieve QNX revenue growth and strengthened business performance, and to increase and enhance its product and service offerings.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions particularly in light of COVID-19, competition, and BlackBerry’s expectations regarding its financial performance. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s ability to enhance, develop, introduce or monetize products and services for the enterprise market in a timely manner with competitive pricing, features and performance; BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; the intense competition faced by BlackBerry; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; the failure or perceived failure of BlackBerry’s solutions to detect or prevent security vulnerabilities; the outbreak of the

COVID-19 coronavirus; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; BlackBerry’s dependence on its relationships with resellers and channel partners; BlackBerry’s ability to obtain rights to use third-party software and its use of open source software; failure to protect BlackBerry’s intellectual property and to earn revenues from intellectual property rights; litigation against BlackBerry; the substantial asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; BlackBerry’s indebtedness; acquisitions, divestitures and other business initiatives; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; BlackBerry being found to have infringed on the intellectual property rights of others; the use and management of user data and personal information; network disruptions or other business interruptions; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; foreign operations, including fluctuations in foreign currencies; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; BlackBerry’s ability to generate revenue and profitability through the licensing of security software and services or the BlackBerry brand to device manufacturers; BlackBerry’s reliance on third parties to manufacture and repair its hardware products; fostering an ecosystem of third-party application developers; regulations regarding health and safety, hazardous materials usage and conflict minerals, and to product certification risks; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the fluctuation of BlackBerry’s quarterly revenue and operating results; the volatility of the market price of BlackBerry’s common shares; and adverse economic and geopolitical conditions.

These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. BlackBerry has no intention and undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
###

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions except share and per share amounts) (unaudited)

Consolidated Statements of Operations

	Three Months Ended			Six Months Ended
	August 31, 2020	May 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
Revenue	$259	$206	$244	$465	$491
Cost of sales	60	63	68	123	138
Gross margin	199	143	176	342	353
Gross margin %	76.8%	69.4%	72.1%	73.5%	71.9%
Operating expenses
Research and development	57	57	62	114	133
Selling, marketing and administration	79	90	130	169	251
Amortization	46	46	48	92	97
Impairment of goodwill	—	594	—	594	—
Impairment of long-lived assets	21	—	2	21	2
Debentures fair value adjustment	18	1	(23)	19	(51)
	221	788	219	1,009	432
Operating loss	(22)	(645)	(43)	(667)	(79)
Investment income (loss), net	(5)	—	—	(5)	3
Loss before income taxes	(27)	(645)	(43)	(672)	(76)
Provision for (recovery of) income taxes	(4)	(9)	1	(13)	3
Net loss	$(23)	$(636)	$(44)	$(659)	$(79)
Loss per share
Basic	$(0.04)	$(1.14)	$(0.08)	$(1.18)	$(0.14)
Diluted	$(0.04)	$(1.14)	$(0.10)	$(1.18)	$(0.19)

Weighted-average number of common shares outstanding (000s)
Basic	558,882	557,839	552,343	558,365	552,096
Diluted	558,882	557,839	612,843	558,365	612,596
Total common shares outstanding (000s)	556,468	555,623	548,336	556,468	548,336

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)

Consolidated Balance Sheets

	As at
	August 31, 2020	February 29, 2020
Assets
Current
Cash and cash equivalents	$837	$377
Short-term investments	58	532
Accounts receivable, net of allowance of $14 and $9, respectively	240	215
Other receivables	25	14
Income taxes receivable	9	6
Other current assets	50	52
	1,219	1,196
Restricted cash and cash equivalents	49	49
Long-term investments	33	32
Other long-term assets	29	65
Operating lease right-of-use assets, net	96	124
Property, plant and equipment, net	56	70
Goodwill	848	1,437
Intangible assets, net	841	915
	$3,171	$3,888
Liabilities
Current
Accounts payable	$29	$31
Accrued liabilities	179	202
Income taxes payable	9	18
Debentures	610	606
Deferred revenue, current	229	264
	1,056	1,121
Deferred revenue, non-current	87	109
Operating lease liabilities	106	120
Other long-term liabilities	8	9
	1,257	1,359
Shareholders’ equity
Capital stock and additional paid-in capital	2,788	2,760
Deficit	(861)	(198)
Accumulated other comprehensive loss	(13)	(33)
	1,914	2,529
	$3,171	$3,888

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)
Consolidated Statements of Cash Flows

	Six Months Ended
	August 31, 2020	August 31, 2019
Cash flows from operating activities
Net loss	$(659)	$(79)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization	100	107
Stock-based compensation	22	31
Impairment of goodwill	594	—
Impairment of long-lived assets	21	2
Non-cash consideration received from contracts with customers	—	(8)
Debentures fair value adjustment	19	(51)
Operating leases	(2)	(12)
Other	(3)	5
Net changes in working capital items
Accounts receivable, net	(29)	11
Other receivables	(11)	1
Income taxes receivable	(3)	(1)
Other assets	43	(10)
Accounts payable	(2)	(11)
Accrued liabilities	(21)	(26)
Income taxes payable	(12)	1
Deferred revenue	(57)	(7)
Net cash used in operating activities	—	(47)
Cash flows from investing activities
Acquisition of long-term investments	(1)	—
Acquisition of property, plant and equipment	(3)	(6)
Acquisition of intangible assets	(16)	(16)
Business acquisitions, net of cash acquired	—	1
Acquisition of short-term investments	(320)	(553)
Proceeds on sale or maturity of short-term investments	794	532
Net cash provided by (used in) investing activities	454	(42)
Cash flows from financing activities
Issuance of common shares	6	3
Payment of finance lease liability	(1)	(1)
Net cash provided by financing activities	5	2
Effect of foreign exchange gain (loss) on cash, cash equivalents, restricted cash, and restricted cash equivalents	1	(1)
Net increase (decrease) in cash, cash equivalents, restricted cash, and restricted cash equivalents during the period	460	(88)
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of period	426	582
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period	$886	$494

As at	August 31, 2020	February 29, 2020
Cash and cash equivalents	$837	$377
Restricted cash and cash equivalents	$49	$49
Short-term investments	$58	$532
Long-term investments	$33	$32

Reconciliations of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures
In the Company’s internal reports, management evaluates the performance of the Company’s business on a non-GAAP basis by excluding the impact of certain items below from the Company’s U.S. GAAP financial results. The Company believes that these non-GAAP measures provide readers of the Company’s financial statements with a consistent basis for comparison across accounting periods and is useful in helping readers understand the Company’s operating results and underlying operational trends.
Readers are cautioned that adjusted revenue, adjusted gross margin, adjusted gross margin percentage, adjusted operating expense, adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage, adjusted EBITDA margin percentage, adjusted net income (loss), adjusted income (loss) per share, adjusted research and development expense, adjusted selling, marketing and administrative expense, adjusted amortization expense and free cash flow and similar measures do not have any standardized meaning prescribed by U.S. GAAP and are therefore unlikely to be comparable to similarly titled measures reported by other companies. These non-GAAP financial measures should be considered in the context of the U.S. GAAP results.
Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the three months ended August 31, 2020 and August 31, 2019
A reconciliation of the most directly comparable U.S. GAAP financial measures for the three months ended August 31, 2020 and August 31, 2019 to adjusted financial measures is reflected in the tables below:

For the Three Months Ended (in millions)	August 31, 2020	August 31, 2019
Revenue	$259	$244
Software deferred revenue acquired (1)	7	17
Adjusted revenue	$266	$261

Gross margin	$199	$176
Software deferred revenue acquired (1)	7	17
Restructuring charges	—	1
Stock compensation expense	1	1
Adjusted gross margin	$207	$195

Gross margin %	76.8%	72.1%
Software deferred revenue acquired (1)	0.6%	1.8%
Restructuring charges	—%	0.4%
Stock compensation expense	0.4%	0.4%
Adjusted gross margin %	77.8%	74.7%
______________________________
(1) See Reconciliation of U.S. GAAP Software and Services revenue to adjusted Software and Services revenue

Reconciliation of operating expense for the three months ended August 31, 2020 and August 31, 2019 to adjusted operating expense is reflected in the tables below:

For the Three Months Ended (in millions)	August 31, 2020	August 31, 2019
Operating expense	$221	$219
Restructuring charges	1	—
Stock compensation expense	8	13
Debenture fair value adjustment	18	(23)
Software deferred commission expense acquired	(3)	(4)
Acquired intangibles amortization	32	36
Business acquisition and integration costs	—	2
LLA impairment charge	21	2
Adjusted operating expense	$144	$193
Reconciliation of U.S. GAAP net loss and U.S. GAAP basic loss per share for the three months ended August 31, 2020 and August 31, 2019 to adjusted net income and adjusted basic earnings per share is reflected in the tables below:

For the Three Months Ended (in millions, except per share amounts)	August 31, 2020		August 31, 2019
		Basic earnings (loss) per share		Basic earnings (loss) per share
Net loss	$(23)	$(0.04)	$(44)	$(0.08)
Software deferred revenue acquired	7		17
Restructuring charges	1		1
Stock compensation expense	9		14
Debenture fair value adjustment	18		(23)
Software deferred commission expense acquired	(3)		(4)
Acquired intangibles amortization	32		36
Business acquisition and integration costs	—		2
LLA impairment charge	21		2
Adjusted net income	$62	$0.11	$1	$0.00
Reconciliation of U.S. GAAP Software and Services revenue for the three months ended August 31, 2020 and August 31, 2019 to adjusted Software and Services revenue is reflected in the tables below:

For the Three Months Ended (in millions)	August 31, 2020	August 31, 2019
Software and Services Revenue	$151	$168
Software deferred revenue acquired	7	17
Adjusted Software and Services revenue	$158	$185
Reconciliation of U.S. GAAP research and development, selling, marketing and administration, and amortization expense for the three months ended August 31, 2020 and August 31, 2019 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the tables below:

For the Three Months Ended (in millions)	August 31, 2020	August 31, 2019
Research and development	$57	$62
Stock compensation expense	2	3
Adjusted research and development	$55	$59

Selling, marketing and administration	$79	$130
Restructuring charges	1	—
Software deferred commission expense acquired	(3)	(4)
Stock compensation expense	6	10
Business acquisition and integration costs	—	2
Adjusted selling, marketing and administration	$75	$122

Amortization	$46	$48
Acquired intangibles amortization	32	36
Adjusted amortization	$14	$12
Adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage and adjusted EBITDA margin percentage for the three months ended August 31, 2020 and August 31, 2019 are reflected in the table below.

For the Three Months Ended (in millions)	August 31, 2020	August 31, 2019
Operating loss	$(22)	$(43)
Non-GAAP adjustments to operating loss
Software deferred revenue acquired	7	17
Restructuring charges	1	1
Stock compensation expense	9	14
Debenture fair value adjustment	18	(23)
Software deferred commission expense acquired	(3)	(4)
Acquired intangibles amortization	32	36
Business acquisition and integration costs	—	2
LLA impairment charge	21	2
Total non-GAAP adjustments to operating loss	85	45
Adjusted operating income	63	2
Amortization	50	54
Acquired intangibles amortization	(32)	(36)
Adjusted EBITDA	$81	$20

Adjusted revenue (per above)	$266	$261
Adjusted operating income margin % (1)	24%	1%
Adjusted EBITDA margin % (2)	30%	8%
______________________________
(1) Adjusted operating income margin % is calculated by dividing adjusted operating income by adjusted revenue
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by adjusted revenue

Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the six months ended August 31, 2020 and August 31, 2019
A reconciliation of the most directly comparable U.S. GAAP financial measures for six months ended August 31, 2020 and August 31, 2019 to adjusted financial measures is reflected in the tables below:

For the six months ended (in millions)	August 31, 2020	August 31, 2019
Revenue	$465	$491
Software deferred revenue acquired (1)	15	37
Adjusted revenue	$480	$528

Gross margin	$342	$353
Software deferred revenue acquired (1)	15	37
Restructuring charges	—	2
Stock compensation expense	3	2
Adjusted gross margin	$360	$394

Gross margin %	73.5%	71.9%
Software deferred revenue acquired (1)	0.9%	1.9%
Restructuring charges	—%	0.4%
Stock compensation expense	0.6%	0.4%
Adjusted gross margin %	75.0%	74.6%

Operating expense	$1,009	$432
Restructuring charges	2	—
Stock compensation expense	20	29
Debenture fair value adjustment	19	(51)
Software deferred commission expense acquired	(6)	(9)
Acquired intangibles amortization	65	71
Business acquisition and integration costs	—	3
Goodwill impairment charge	594	—
LLA impairment charge	21	2
Adjusted operating expense	$294	$387
______________________________
(1) See Reconciliation of U.S GAAP Software and Services revenue to adjusted Software and Service revenue

Reconciliation of U.S. GAAP net loss and U.S. GAAP basic loss per share for the six months ended August 31, 2020 and August 31, 2019 to the adjusted net income and basic earnings per share is reflected in the tables below:

For the six months ended (in millions, except per share amounts)	August 31, 2020		August 31, 2019
		Basic earnings (loss) per share		Basic earnings (loss) per share
Net loss	$(659)	$(1.18)	$(79)	$(0.14)
Software deferred revenue acquired	15		37
Restructuring charges	2		2
Stock compensation expense	23		31
Debenture fair value adjustment	19		(51)
Software deferred commission expense acquired	(6)		(9)
Acquired intangibles amortization	65		71
Business acquisition and integration costs	—		3
Goodwill impairment charge	594		—
LLA impairment charge	21		2
Acquisition valuation allowance	—		(1)
Adjusted net income	$74	$0.13	$6	$0.01
Reconciliation of U.S. GAAP Software and Services revenue for the six months ended August 31, 2020 and August 31, 2019 to adjusted Software and Services revenue is reflected in the tables below:

For the six months ended (in millions)	August 31, 2020	August 31, 2019
Software and Services Revenue	$299	$336
Software deferred revenue acquired	15	37
Adjusted Software and Services Revenue	$314	$373
Reconciliation of U.S. GAAP research and development, selling, marketing and administration, and amortization expense for the six months ended August 31, 2020 and August 31, 2019 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the tables below:

For the six months ended (in millions)	August 31, 2020	August 31, 2019
Research and development	$114	$133
Stock compensation expense	5	6
Adjusted research and development	$109	$127

Selling, marketing and administration	$169	$251
Restructuring charges	2	—
Software deferred commission expense acquired	(6)	(9)
Stock compensation expense	15	23
Business acquisition and integration costs	—	3
Adjusted selling, marketing and administration	$158	$234

Amortization	$92	$97
Acquired intangibles amortization	65	71
Adjusted amortization	$27	$26

Adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage and adjusted EBITDA margin percentage for the six months ended August 31, 2020 and August 31, 2019 are reflected in the table below.

For the six months ended (in millions)	August 31, 2020	August 31, 2019
Operating loss	$(667)	$(79)
Non-GAAP adjustments to operating loss
Software deferred revenue acquired	15	37
Restructuring charges	2	2
Stock compensation expense	23	31
Debenture fair value adjustment	19	(51)
Software deferred commission expense acquired	(6)	(9)
Acquired intangibles amortization	65	71
Business acquisition and integration costs	—	3
Goodwill impairment charge	594	—
LLA impairment charge	21	2
Total non-GAAP adjustments to operating loss	733	86
Adjusted operating income	66	7
Amortization	100	107
Acquired intangibles amortization	(65)	(71)
Adjusted EBITDA	$101	$43

Adjusted revenue (per above)	$480	$528
Adjusted operating income margin % (1)	14%	1%
Adjusted EBITDA margin % (2)	21%	8%
______________________________
(1) Adjusted operating income margin % is calculated by dividing adjusted operating income by adjusted revenue
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by adjusted revenue